UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) :  May 5, 2005

Commission File No. 1-10403

TEPPCO Partners, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	76-0291058
(State of Incorporation	(I.R.S. Employer
or Organization)	Identification Number)

2929 Allen Parkway

P.O. Box 2521

Houston, Texas 77252-2521

(Address of principal executive offices, including zip code)

(713) 759-3636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On November 3, 2003, TEPPCO Partners, L.P., a Delaware limited partnership (the “Partnership”), filed with the Securities and Exchange Commission (the “Commission”) a global shelf registration statement on Form S-3 (Registration No. 333-110207) (the “Registration Statement”). The Commission declared the Registration Statement effective on December 2, 2003. On May 5, 2005, the Partnership entered into an Underwriting Agreement relating to the offering of up to 7,015,000 units (including an option to purchase up to 915,000 units) representing limited partner interests in the Partnership (the “Units”). On May 6, 2005, the Partnership filed with the Commission a Prospectus Supplement to the Registration Statement pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, relating to the offering of the Units. Exhibits 1.1, 5.1, 8.1, 23.1 and 23.2 to this Form 8-K relating to the issuance of the Units are hereby incorporated into such Registration Statement by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)   Exhibits:

Exhibit Number	Description

1.1	Underwriting Agreement.

5.1	Opinion of Fulbright & Jaworski L.L.P.

8.1	Opinion of Fulbright & Jaworski L.L.P. regarding tax matters.

23.1

Consent of Counsel (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as Exhibit 5.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

23.2

Consent of Counsel (the consent of Fulbright and Jaworski L.L.P. to the use of their opinion filed as Exhibit 8.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEPPCO Partners, L.P. (Registrant)

By: Texas Eastern Products Pipeline Company, LLC General Partner

/s/ CHARLES H. LEONARD
Charles H. Leonard
Senior Vice President and Chief Financial Officer

Date: May 9, 2005

INDEX TO EXHIBITS

Exhibit Number	Description
1.1	Underwriting Agreement.
5.1	Opinion of Fulbright & Jaworski L.L.P.
8.1	Opinion of Fulbright & Jaworski L.L.P. regarding tax matters.
23.1

Consent of Counsel (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as Exhibit 5.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

23.2

Consent of Counsel (the consent of Fulbright and Jaworski L.L.P. to the use of their opinion filed as Exhibit 8.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).